UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-02752 and 811-21299

Name of Fund:  BIF Money Fund and Master Money LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BIF Money Fund and Master

            Money LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2016

Date of reporting period: 09/30/2015

Item 1 – Report to Stockholders

SEPTEMBER 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BIF Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BIF MONEY FUND	SEPTEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended September 30, 2015. U.S. economic growth was picking up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates. International markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening demand caused oil prices to slide once again, igniting another steep sell-off in emerging markets. Global volatility spiked higher as investors speculated whether the Fed would raise rates at its September meeting. News that the rate hike had been postponed brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Global equities and high yield bonds broadly declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.18)%	(0.61)%
U.S. small cap equities (Russell 2000® Index)	(11.55)	1.25
International equities (MSCI Europe, Australasia, Far East Index)	(9.68)	(8.66)
Emerging market equities (MSCI Emerging Markets Index)	(17.33)	(19.28)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	6.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.47)	2.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.70	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(4.82)	(3.40)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended September 30, 2015

The Federal Open Market Committee (“FOMC”) left the federal funds rate unchanged at the target range of 0.00% to 0.25% for the six-month period ended September 30, 2015. Expectations that the FOMC would raise short-term interest rates at their last meeting of the period on September 16-17 remained relatively high going into early September. However, global economic developments and equity market volatility caused a tempering of those expectations as the date approached. At the meeting, the FOMC held rates at 0.00% to 0.25%, highlighting that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” Additionally, the FOMC’s median dot plot demonstrated a lower expectation for the trajectory of future rate moves. FOMC Chairwoman Janet Yellen’s post-meeting comments cited global economic developments, strength of the dollar and tightening of financial conditions as reasons for not moving.

While uncertainty continues to remain as to the exact timing of a rate hike, most market participants agree that the FOMC will act at some point in the near term. As such, investor demand will continue to be skewed toward shorter tenors in fixed-rate securities with select purchases in longer-term floating-rate product. Ultimately, our opinion is that economic data will drive the FOMC’s decision. Ms. Yellen has indicated this sentiment on a number of occasions. Additionally, she has stated that too much emphasis is being placed on the first rate move while investors should focus on the full trajectory of rate hikes. Ms. Yellen further noted that there is “no plan to follow any type of mechanical approach” in terms of how the FOMC will raise rates once the hikes begin.

U.S. Treasury bill supply continues to fall as the United States approaches the limits of its borrowing authority. This is a constantly evolving situation, with the latest estimate being that the Treasury would exhaust its use of “extraordinary measures” on November 5. After this date, the U.S. government will have only roughly $30 billion in available cash and no ability to borrow. We would expect the $30 billion to be depleted quickly with a “hard” debt ceiling date by mid-November.

In the eurozone, the European Central Bank (“ECB”) elected to maintain its deposit rate at a negative 0.20%. At the ECB’s most recent meeting, President Mario Draghi said that the ECB was willing and ready to act if further stimulus is necessary given the ECB’s downgrade to its inflation forecast. The ECB now expects inflation for 2016 to be 1.1%, whereas its previous forecast was 1.5%. Additionally, the ECB expects gross domestic product growth to be only 1.7% for 2016 versus the previous forecast of 1.9%. The Bank of England left its benchmark rate unchanged at 0.50% amid speculation that the first rate hike in over six years may be on the horizon.

London Interbank Offered Rates (“LIBOR”) moved higher over the period amid speculation of a possible rate hike from the FOMC later this year. The benchmark three-month LIBOR ended the period at 0.325%, which is just over five basis points (0.05%) higher than it had been six months prior.

Generally, the short-term tax-exempt market enters a period of seasonal weakness early in the spring as personal income tax payments due April 15 negatively impact fund flows. This year, redemptions were much larger than expected, forcing significant outflows from municipal money market funds. In order to satisfy the large amount of shareholder withdrawals, money funds broadly sold variable rate demand note (“VRDN”) securities back to dealers, causing dealer inventories to swell to a level not seen in three years. As supply increased, the rates on VRDN securities as measured by the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average seven-day rate, moved off an all-time low of 0.02% to a high of 0.11% in early May.

The month of June, however, ushered demand back into the VRDN market as money funds sought to reinvest the seasonal inflows of bond coupons as well as replace maturing longer-duration municipal notes. June also opens a window where municipalities begin to address 2016 fiscal budgets and satisfy their annual operating financing needs by issuing longer duration municipal notes. However, the continued improvement in the fiscal health of state and local municipal issuers has contributed to the reduced need for short-term borrowing, resulting in a reduction in one-year fixed-rate note issuance of more than 20% from last year’s levels. Although expectations for a federal funds rate hike before year end remains intact, a reduction in note issuance has contributed to only a moderate amount of upward pressure on one-year rates. The Municipal Market Advisors AAA General Obligation One-Year Index yield increased from 0.19% on April 1 to 0.23% on September 30. In addition, the reduced supply of fixed rate notes has contributed to an increase in demand for VRDN securities as an investment alternative, which resulted in the SIFMA Index dropping back to the historical low level of 0.02% by September 30.

Municipal money fund investors continue to be very selective within longer-duration maturities. As the FOMC’s change in monetary policy remains on the horizon and fund investors face unprecedented money market fund reform, there is widespread desire to maintain defensive positioning with higher levels of liquidity and shorter weighted average maturities. We expect one-year levels to move higher once a rate change is enacted by the FOMC. In the meantime, reduced supply continues to play a role in keeping any yield increases to a moderate amount.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BIF MONEY FUND	SEPTEMBER 30, 2015

Fund Information as of September 30, 2015

Investment Objective

BIF Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity.

On July 28, 2015, the Board of Trustees of the Fund approved changes to the Fund’s principal investment strategies. Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes become effective on or about January 4, 2016. The Fund will continue to seek to maintain a net asset value of $1.00 per share.

Current Seven-Day Yields

	7-Day SEC Yield	7-Day Yield
BIF Money Fund	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
BIF Money Fund	$1,000.00	$1,000.00	$1.40	$1,000.00	$1,023.60	$1.42	0.28%

[1]

Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

BIF MONEY FUND	SEPTEMBER 30, 2015	5

Statement of Assets and Liabilities	BIF Money Fund

September 30, 2015 (Unaudited)

Assets
Investments at value — Master Money LLC (the “Master LLC”) (cost — $4,938,757,383)	$4,938,757,383
Capital shares sold receivable	2,216,179
Prepaid expenses	191,879

Total assets	4,941,165,441

Liabilities
Payables:
Administration fees	422,396
Contributions to the Master LLC	2,216,179
Officer’s fees	3,335
Other accrued expenses	380,160

Total liabilities	3,022,070

Net Assets	$4,938,143,371

Net Assets Consist of
Paid-in capital	$4,937,968,823
Accumulated net realized gain allocated from the Master LLC	174,548

Net Assets, $1.00 net asset value per share, 4,937,959,974 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$4,938,143,371

See Notes to Financial Statements.

6	BIF MONEY FUND	SEPTEMBER 30, 2015

Statement of Operations	BIF Money Fund

Six Months Ended September 30, 2015 (Unaudited)

Investment Income
Net investment income allocated from the Master LLC:
Interest	$6,933,475
Expenses	(3,710,470)

Total income	3,223,005

Fund Expenses
Administration	6,161,103
Service and distribution	3,064,303
Transfer agent	774,843
Registration	168,890
Professional	36,866
Printing	26,384
Officer	1,665
Miscellaneous	8,349

Total expenses	10,242,403
Less:
Fees waived by the administrator	(3,955,997)
Service and distribution fees waived	(3,064,303)

Total expenses after fees waived	3,222,103

Net investment income	902

Realized Gain Allocated from the Master LLC
Net realized gain from investments	111,706

Net Increase in Net Assets Resulting from Operations	$112,608

See Notes to Financial Statements.

BIF MONEY FUND	SEPTEMBER 30, 2015	7

Statements of Changes in Net Assets	BIF Money Fund

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015

Operations
Net investment income	$902	$1,840
Net realized gain	111,706	288,666

Net increase in net assets resulting from operations	112,608	290,506

Distributions to Shareholders From[1]
Net investment income	(902)	(1,840)
Net realized gain	—	(321,309)

Decrease in net assets resulting from distributions to shareholders	(902)	(323,149)

Capital Share Transactions
Net proceeds from shares sold	16,270,260,358	34,531,691,189
Reinvestment of distributions	128	321,528
Cost of shares redeemed	(16,158,934,386)	(34,714,053,487)

Net increase (decrease) in net assets derived from capital share transactions	111,326,100	(182,040,770)

Net Assets
Total increase (decrease) in net assets	111,437,806	(182,073,413)
Beginning of period	4,826,705,565	5,008,778,978

End of period	$4,938,143,371	$4,826,705,565

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

8	BIF MONEY FUND	SEPTEMBER 30, 2015

Financial Highlights	BIF Money Fund

	Six Months Ended September 30, 2015 (Unaudited)		Year Ended March 31,
			2015		2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0001		0.0004
Net realized gain	0.0000	[1]	0.0001		0.0001	0.0000 [1]	0.0000	[1]	0.0001

Net increase from investment operations	0.0000		0.0001		0.0001	0.0000	0.0001		0.0005

Distributions from:[2]
Net investment income	(0.0000)[3]		(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0001)		(0.0004)
Net realized gain	—		(0.0001)		(0.0001)	(0.0000)[3]	(0.0000)[3]		(0.0001)

Total distributions	(0.0000)		(0.0001)		(0.0001)	(0.0000)	(0.0001)		(0.0005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00

Total Return[4]
Based on net asset value	0.00%	[5]	0.01%		0.01%	0.00%	0.01%		0.05%

Ratios to Average Net Assets[6]
Total expenses	0.57%	[7]	0.57%	[8]	0.56%	0.57%	0.58%	[8]	0.58%

Total expenses after fees waived	0.28%	[7]	0.24%	[8]	0.24%	0.31%	0.27%	[8]	0.34%

Net investment income	0.00%	[7]	0.00%	[8]	0.00%	0.00%	0.01%	[8]	0.04%

Supplemental Data
Net assets, end of period (000)	$4,938,143		$4,826,706		$5,008,779	$5,570,656	$5,561,286		$5,622,763

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BIF MONEY FUND	SEPTEMBER 30, 2015	9

Notes to Financial Statements (Unaudited)	BIF Money Fund

1. Organization:

BIF Money Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Money LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At period end, the percentage of the Master LLC owned by the Fund was 67.2%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Board of Trustees of the Fund and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors”.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount, if any, is shown as interest in the Statement of Operations.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

10	BIF MONEY FUND	SEPTEMBER 30, 2015

Notes to Financial Statements (concluded)	BIF Money Fund

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.125% based upon the Fund’s average daily net assets.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services.

The Administrator and BRIL voluntarily agreed to waive a portion of their respective, administration and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by the Administrator, and/or service and distribution fees waived. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6. Principal Risks:

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

7. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date financial statements were issued and the following items were noted:

On July 28, 2015, the Board of Trustees of the Fund approved changes to the Fund’s principal investment strategies. Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes become effective on or about January 4, 2016. The Fund will continue to seek to maintain a net asset value of $1.00.

BIF MONEY FUND	SEPTEMBER 30, 2015	11

Master LLC Portfolio Information	Master Money LLC

As of September 30, 2015

Portfolio Composition	Percent of Net Assets
Certificates of Deposit — Yankee[1]	34%
Commercial Paper	26
Repurchase Agreements	19
U.S. Government Sponsored Agency Obligations	9
U.S. Treasury Obligations	5
Time Deposits	3
Certificates of Deposit — Domestic	2
Corporate Notes	1
Municipal Bonds	1

Total	100%

[1]	U.S. branches of foreign banks.

12	BIF MONEY FUND	SEPTEMBER 30, 2015

Schedule of Investments September 30, 2015 (Unaudited)	Master Money LLC (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 2.3%
Bank of America NA:
0.29%, 10/05/15	$50,000	$50,000,000
0.35%, 11/16/15	50,000	50,000,000
Citibank NA, NY, 0.27%, 12/10/15 (a)	52,000	52,000,000
State Street Bank & Trust, 0.34%, 10/23/15 (a)	20,000	20,000,000

		172,000,000
Yankee (b) — 33.5%
Bank of Montreal, Chicago, 0.32%, 1/07/16 (a)	25,000	25,000,000
Bank of Nova Scotia, Houston (a):
0.30%, 11/06/15	42,000	42,000,000
0.29%, 11/09/15	175,000	175,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.33%, 10/28/15 (a)	120,000	120,000,000
BNP Paribas SA, NY, 0.38%, 12/03/15 (a)	75,000	75,000,000
Credit Industriel et Commercial, NY:
0.41%, 12/31/15	103,000	103,000,000
0.42%, 12/31/15	71,000	71,000,000
Mitsubishi UFJ Trust & Banking Corp. (a):
0.34%, 10/23/15	100,000	100,000,000
0.31%, 1/04/16	42,250	42,250,000
Mizuho Bank Ltd., NY, 0.29%, 10/15/15	89,750	89,750,000
National Bank of Canada, NY, 0.36%, 12/24/15 (a)	60,000	60,000,000
Nordea Bank Finland PLC, NY, 0.26%, 10/26/15	58,000	58,000,000
Norinchukin Bank, NY:
0.37%, 10/20/15 (a)	149,000	149,000,000
0.36%, 11/12/15 (a)	56,725	56,725,000
0.31%, 12/16/15	75,000	75,000,000
Oversea-Chinese Banking Corp., 0.27%, 12/09/15 (a)	101,590	101,589,671
Rabobank Nederland NV, NY:
0.30%, 11/04/15 (a)	100,000	100,000,000
0.36%, 12/11/15	30,000	30,000,000
Royal Bank of Canada, NY (a):
0.29%, 11/10/15	75,000	75,000,000
0.30%, 11/12/15	35,000	35,000,000
Skandinaviska Enskilda Banken, NY (a):
0.30%, 10/16/15	107,000	107,000,000
0.36%, 1/04/16	107,000	107,000,000
Standard Chartered Bank, NY, 0.32%, 1/04/16 (a)	167,000	167,000,000
Sumitomo Mitsui Banking Corp., NY:
0.27%, 10/13/15	35,000	35,000,000
0.35%, 12/08/15 (a)	203,500	203,500,000
Sumitomo Mitsui Trust Bank Ltd., NY (a):
0.35%, 11/09/15	130,000	130,000,000
0.40%, 1/04/16	48,000	48,000,000
Toronto-Dominion Bank, NY, 0.24%, 10/06/15 (a)	81,000	81,000,000

		2,461,814,671
Total Certificates of Deposit (Cost — $2,633,814,671) — 35.8%		2,633,814,671

Commercial Paper	Par (000)	Value
Antalis U.S. Funding Corp., 0.14%, 10/07/15 (c)(d)	$38,219	$38,217,959
Atlantic Asset Securitization LLC, 0.11%, 10/01/15 (c)(d)	50,000	49,999,847
Bedford Row Funding Corp., 0.34%, 11/20/15 (a)(d)	40,000	40,000,000
BNP Paribas SA, NY, 0.32%, 12/21/15 (c)	100,000	99,927,111
Caisse Centrale Desjardin, 0.08%, 10/06/15 (c)(d)	60,547	60,546,147
Cancara Asset Securitisation LLC, 0.40%, 1/04/16 (c)	100,000	99,893,333
Chariot Funding LLC, 0.43%, 1/05/16 (c)(d)	40,000	39,953,655
Charta LLC (c):
0.34%, 11/24/15	30,000	29,984,417
0.35%, 12/10/15	100,000	99,930,972
Ciesco LLC, 0.34%, 12/01/15 (c)	62,000	61,963,695
Collateralized Commercial Paper Co. LLC, 0.27%, 10/05/15 (c)	168,000	167,993,700
Commonwealth Bank of Australia, 0.31%, 3/29/16 (a)(d)	50,000	49,997,671
CPPIB Capital, Inc., 0.11%, 10/07/15 (c)	150,000	149,996,792
Credit Suisse NY, 0.42%, 1/04/16 (c)	129,000	128,855,520
Erste Abwicklungsanstalt, 0.30%, 10/29/15 (c)(d)	38,500	38,490,696
General Electric Capital Corp., 0.27%, 10/19/15 (a)	100,000	100,000,000
Gotham Funding Corp., 0.20%, 10/05/15 (c)(d)	36,014	36,013,000
ING (U.S.) Funding LLC, 0.44%, 1/04/16 (c)	156,000	155,816,960
International Business Machines Corp., 0.10%, 10/02/15 (c)	40,000	39,999,778
Jupiter Securitization Co. LLC, 0.43%, 1/06/16 (c)(d)	34,500	34,459,616
Kells Funding LLC, 0.22%, 10/05/15 (c)	45,000	44,998,625
LMA Americas LLC, 0.12%, 10/01/15 (c)(d)	17,000	16,999,943
Nederlandse Waterschapsbank NV, 0.28%, 10/01/15 (a)(d)	85,000	85,000,000
Starbird Funding Corp., 0.39%, 12/31/15 (c)(d)	50,000	49,950,167
State Street Corp., 0.42%, 12/14/15 (c)	120,000	119,895,000
Victory Receivables Corp., 0.12%, 10/01/15 (c)(d)	64,000	63,999,787
Westpac Banking Corp., 0.32%, 4/04/16 (a)(d)	38,000	38,000,000
Total Commercial Paper (Cost — $1,940,884,391) — 26.4%		1,940,884,391

Corporate Notes
Svenska Handelsbanken AB, 0.38%, 11/13/15 (a)(d)	65,600	65,600,000
Total Corporate Notes (Cost — $65,600,000) — 0.9%		65,600,000

Municipal Bonds (e)
Illinois Housing Development Authority, Refunding RB, VRDN, Sub-Series A5 (Federal Home Loan Bank SBPA), 0.13%, 10/07/15	20,000	20,000,000

Portfolio Abbreviations

GO	General Obligation Bonds
RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreements
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

BIF MONEY FUND	SEPTEMBER 30, 2015	13

Schedule of Investments (continued)	Master Money LLC

Municipal Bonds	Par (000)	Value
Jets Stadium Development LLC, VRDN, Series A-4B, 0.15%, 10/07/15	$20,900	$20,900,000
New Jersey State, RBC Municipal Products, Inc. Trust, GO, Series E-60, VRDN, 0.19%, 10/07/15 (d)(f)	59,200	59,200,000
Total Municipal Bonds (Cost — $100,100,000) — 1.4%		100,100,000

Time Deposits
Credit Agricole Corporate & Investment Bank, 0.07%, 10/01/15	88,500	88,500,000
ING Bank NV, 0.15%, 10/01/15	31,200	31,200,000
Natixis, NY, 0.06%, 10/01/15	85,000	85,000,000
Total Time Deposits (Cost — $204,700,000) — 2.8%		204,700,000

U.S. Government Sponsored Agency Obligations
Fannie Mae Variable Rate Notes (a):
0.18%, 10/21/16	30,000	29,998,832
0.22%, 8/16/17	100,000	99,980,999
Federal Farm Credit Banks (a):
0.21%, 9/22/17	138,500	138,486,143
0.18%, 9/25/17	20,000	19,992,195
0.21%, 1/23/18	24,000	24,000,544
Federal Home Loan Bank (c):
0.14%, 10/21/15	50,000	49,995,858
0.06%, 11/09/15	15,000	14,999,000
Federal Home Loan Bank Variable Rate Notes (a):
0.23%, 5/20/16	25,000	24,997,555
0.18%, 2/10/17	50,000	49,989,153
0.17%, 2/14/17	103,000	102,927,168
0.24%, 8/25/17	52,000	52,000,000
Freddie Mac Variable Rate Notes, 0.20%, 9/16/16 (a)	25,000	25,000,000
Total U.S. Government Sponsored Agency Obligations (Cost — $632,367,447) — 8.6%		632,367,447

U.S. Treasury Obligations
U.S. Treasury Bill, (0.03)%, 10/01/15 (c)	250,000	250,000,201
U.S. Treasury Notes (a):
0.08%, 4/30/16	35,000	35,000,000
0.07%, 10/31/16	40,000	39,979,297
Total U.S. Treasury Obligations (Cost — $324,979,498) — 4.4%		324,979,498

Repurchase Agreements
Citigroup Global Markets, Inc., 0.71%, 12/05/15 (Purchased on 9/30/15 to be repurchased at $127,165,079, collateralized by various Corporate/Debt Obligations, 1.22% to 6.15%, due 5/10/35 to 2/10/48, original par and fair values of $569,061,904, and $135,890,000, respectively) (f)	127,000	127,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $135,890,000)		127,000,000

Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.40%, 10/01/15 (Purchased on 3/03/15 to be repurchased at $93,837,003, collateralized by various Corporate/Debt Obligations, 0.00% to 6.00%, due 9/25/44 to 12/25/65, original par and fair values of $166,890,000, and $112,295,861, respectively) (a)	$93,578	$93,578,000
Credit Suisse Securities (USA) LLC, 0.64%, 11/05/15 (Purchased on 9/30/15 to be repurchased at $18,011,574, collateralized by a Corporate/Debt Obligation, 0.00%, due 9/25/44, original par and fair values of $22,835,000, and $21,602,519, respectively) (f)	18,000	18,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $133,898,380)		111,578,000
Federal Reserve Bank of New York, 0.07%, 10/04/15 (Purchased on 9/30/15 to be repurchased at $500,003,889, collateralized by a U.S. Treasury Obligation, 2.75%, due 2/15/19, original par and fair values of $472,255,800 and $500,001,064, respectively) (f)	500,000	500,000,000
Total Value of Federal Reserve Bank of New York (collateral value of $500,001,064)		500,000,000
Goldman Sachs & Co., 0.16%, 10/02/15 (Purchased on 9/25/15 to be repurchased at $200,006,222, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 7.44%, due 9/15/26 to 4/20/45, original par and fair values of $2,799,582,890 and $214,000,000, respectively)	200,000	200,000,000
Total Value of Goldman Sachs & Co. (collateral value of $214,000,000)		200,000,000
HSBC Securities (USA), Inc., 0.25%, 10/01/15 (Purchased on 3/11/14 to be repurchased at $5,025,289, collateralized by various Corporate/Debt Obligations, 1.95% to 11.00%, due 7/22/16 to 10/15/93, original par and fair values of $6,046,000 and $6,000,151, respectively) (a)	5,000	5,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $6,000,151)		5,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.16%, 10/07/15 (Purchased on 9/30/15 to be repurchased at $75,002,333, collateralized by various U.S. Government Sponsored Agency Obligations, 1.48% to 6.31%, due 6/16/38 to 4/20/65, original par and fair values of $805,074,424 and $81,730,383, respectively)	75,000	75,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $81,730,383)		75,000,000
Mizuho Securities USA, Inc., 0.18%, 10/01/15 (Purchased on 9/30/15 to be repurchased at $13,000,065, collateralized by various U.S. Government Sponsored Agency Obligations, 3.50% to 5.39%, due 1/15/45 to 2/25/45, original par and fair values of $114,980,565, and $14,211,550, respectively)	13,000	13,000,000

See Notes to Financial Statements.

14	BIF MONEY FUND	SEPTEMBER 30, 2015

Schedule of Investments (concluded)	Master Money LLC

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 1.21%, 11/02/15 (Purchased on 9/30/15 to be repurchased at $91,251,460, collateralized by various U.S. Government Sponsored Agency Obligations, 0.29% to 5.27%, due, 3/25/34 to 10/25/37, original par and fair values of $360,543,594, and $109,380,000, respectively) (f)	$91,150	$91,150,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $123,591,550)		104,150,000
Morgan Stanley & Co. LLC, 0.09%, 10/01/15 (Purchased on 9/30/15 to be repurchased at $219,000,548, collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% to 10.50%, due 10/15/17 to 1/15/52, original par and fair values of $240,684,169, and $223,380,000, respectively)	219,000	219,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $223,380,000)		219,000,000
Wells Fargo Securities LLC, 0.52%, 10/08/15 (Purchased on 7/09/15 to be repurchased at $19,826,026, collateralized by various Corporate/Debt Obligations, 0.00%, due 10/14/15 to 1/05/16, original par and fair values of $20,811,981, and $20,790,000, respectively)	19,800	19,800,000

Repurchase Agreements	Par (000)	Value
Wells Fargo Securities LLC, 0.47%, 11/03/15 (Purchased on 8/04/15 to be repurchased at $30,035,642, collateralized by various Corporate/Debt Obligations, 0.00% to 6.13%, due 10/01/15 to 12/31/49, original par and fair values of $31,420,097, and $31,500,000, respectively)	$30,000	$30,000,000
Wells Fargo Securities LLC, 0.28%, 10/01/15 (Purchased on 9/25/15 to be repurchased at $24,001,080, collateralized by various Corporate/Debt Obligations, 0.42%% to 2.06%, due 12/25/35 to 6/26/38, original par and fair values of $135,285,293, and $25,680,000, respectively) (a)	24,000	24,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $77,970,000)		73,800,000
Total Repurchase Agreements (Cost — $1,415,528,000) — 19.3%		1,415,528,000
Total Investments (Cost — $7,317,974,007*) — 99.6%		7,317,974,007
Other Assets Less Liabilities — 0.4%		31,561,225

Net Assets — 100.0%		$7,349,535,232

Notes to Schedule of Investments

*	Cost for federal income tax purposes

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a U.S. branch of foreign domiciled bank.

(c)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments[1]	—	$7,317,974,007	—	$7,317,974,007
[1] See above Schedule of Investments for values in each security type.

The Master LLC may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash of $28,115,722 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BIF MONEY FUND	SEPTEMBER 30, 2015	15

Statement of Assets and Liabilities	Master Money LLC

September 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $5,902,446,007)	$5,902,446,007
Repurchase agreements at value — unaffiliated (cost — $1,415,528,000)	1,415,528,000
Cash	28,115,722
Receivables:
Interest	952,049
Contributions from investors	3,613,166
Prepaid expenses	3,940

Total assets	7,350,658,884

Liabilities
Payables:
Investment advisory fees	842,181
Directors’ fees	59,729
Other affiliates	58,373
Other accrued expenses	163,369

Total liabilities	1,123,652

Net Assets	$7,349,535,232

Net Assets Consist of
Investors’ capital	$7,349,535,232

See Notes to Financial Statements.

16	BIF MONEY FUND	SEPTEMBER 30, 2015

Statement of Operations	Master Money LLC

Six Months Ended September 30, 2015 (Unaudited)

Investment Income
Income	$10,231,319

Expenses
Investment advisory	4,983,623
Accounting services	215,246
Custodian	98,741
Directors	98,026
Professional	37,443
Printing	5,177
Miscellaneous	37,351

Total expenses	5,475,607

Net investment income	4,755,712

Realized Gain
Net realized gain from investments	163,935

Net Increase in Net Assets Resulting from Operations	$4,919,647

See Notes to Financial Statements.

BIF MONEY FUND	SEPTEMBER 30, 2015	17

Statements of Changes in Net Assets	Master Money LLC

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015

Operations
Net investment income	$4,755,712	$6,536,725
Net realized gain	163,935	428,569

Net increase in net assets resulting from operations	4,919,647	6,965,294

Capital Transactions
Proceeds from contributions	25,548,706,652	55,669,973,133
Value of withdrawals	(25,428,929,169)	(55,829,531,267)

Net increase (decrease) in net assets derived from capital transactions	119,777,483	(159,558,134)

Net Assets
Total increase (decrease) in net assets	124,697,130	(152,592,840)
Beginning of period	7,224,838,102	7,377,430,942

End of period	$7,349,535,232	$7,224,838,102

See Notes to Financial Statements.

18	BIF MONEY FUND	SEPTEMBER 30, 2015

Financial Highlights	Master Money LLC

	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31,
		2015	2014	2013	2012	2011

Total Return
Total return	0.07%[1]	0.10%	0.10%	0.15%	0.13%	0.25%

Ratios to Average Net Assets
Total expenses	0.15%[2]	0.15%	0.15%	0.15%	0.15%	0.14%

Total expenses after fees waived and paid indirectly	0.15%[2]	0.15%	0.15%	0.15%	0.15%	0.14%

Net investment income	0.13%[2]	0.09%	0.09%	0.16%	0.13%	0.24%

Supplemental Data
Net assets, end of period (000)	$ 7,349,535	$ 7,224,838	$ 7,377,431	$ 8,392,023	$ 11,069,841	$ 11,380,899

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

BIF MONEY FUND	SEPTEMBER 30, 2015	19

Notes to Financial Statements (Unaudited)	Master Money LLC

1. Organization:

Master Money LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective September 2015, the arrangement with its custodian for earning credits on uninvested cash balances has ceased and the custodian will be imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

20	BIF MONEY FUND	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Master LLC’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: The Master LLC may enter into repurchase agreements. In a repurchase agreement, the Master LLC purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master LLC’s custodian or designated sub-custodians under tri-party repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, the Master LLC could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Master LLC under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Master LLC, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Master LLC receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Master LLC would recognize a liability with respect to such excess collateral. The liability reflects the Master LLC’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.250%
$500 Million — $1 Billion	0.175%
Greater than $1 Billion	0.125%

The Manager voluntarily agreed to waive a portion of the investment advisory fees and/or reimburse operating expenses of the Master LLC to enable the feeder funds that invest in the Master LLC to maintain minimum levels of daily net investment income. These amounts, if any, are reported in the Statement of Operations as fees waived by the Manager. The Manager may discontinue the waiver or reimbursement at any time.

For the six months ended September 30, 2015, the Master LLC reimbursed the Manager $39,053 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

BIF MONEY FUND	SEPTEMBER 30, 2015	21

Notes to Financial Statements (concluded)

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended September 30, 2015, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $16,155,000.

6. Income Tax Information:

The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the four years ended March 31, 2015. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of September 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

7. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

Certain obligations held by the Master LLC have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Master LLC monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect the Master LLC’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On July 28, 2015, the Board of Trustees of the Master LLC approved changes to the Master LLC’s principal investment strategies. Under its new principal investment strategies, the Master LLC will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes become effective on or about January 4, 2016.

22	BIF MONEY FUND	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Money LLC (the “Master LLC”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master LLC and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor. BIF Money Fund (the “Fund”) is a “feeder” fund that invests all of its investable assets in the Master LLC. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement. For simplicity: (a) the Board of Directors of the Master LLC and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Fund and the interest holders of the Master LLC are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master LLC or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master LLC and the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master LLC, the Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master LLC and/or the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master LLC’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master LLC and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master LLC’s and the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master LLC’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master LLC and/or the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and perform-

BIF MONEY FUND	SEPTEMBER 30, 2015	23

Disclosure of Investment Advisory Agreement (continued)

ance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master LLC and the Fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master LLC and/or the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master LLC, including the Independent Board Members, approved the continuation of the Agreement for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master LLC, the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master LLC and the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master LLC and the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master LLC, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master LLC and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master LLC’s portfolio management team discussing the Master LLC’s performance and the Master LLC’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master LLC’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

24	BIF MONEY FUND	SEPTEMBER 30, 2015
1	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Disclosure of Investment Advisory Agreement (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master LLC and the Fund. BlackRock and its affiliates provide the Master LLC and the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master LLC and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master LLC and the Fund. In particular, BlackRock and its affiliates provide the Master LLC and the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master LLC and the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master LLC, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master LLC and the Fund, as applicable. The Board noted that the Fund’s investment results correspond directly to the investment results of the Master LLC. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master LLC management to discuss, the performance of the Master LLC and the Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, third and first quartiles, respectively, against its Lipper Performance Universe. However, the Board noted that the Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the three-year period. The Board reviewed the performance within the context of the low yield environment that has existed over the past several years.

The quartile standing of the Fund in its Lipper peer group takes into account the Fund’s current yield only. The Board believes that the performance of a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Master LLC’s current yield performance, it also examines the liquidity, duration, and credit quality of the Master LLC’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master LLC and the Fund: The Board, including the Independent Board Members, reviewed the Master LLC’s/Fund’s contractual management fee rate compared with the other funds in the Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Master LLC’s/Fund’s actual management fee rate, to those of other funds in the Fund’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master LLC and the Fund. The Board reviewed BlackRock’s profitability with respect to the Master LLC and the Fund, as applicable, and other

BIF MONEY FUND	SEPTEMBER 30, 2015	25

Disclosure of Investment Advisory Agreement (continued)

funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master LLC and the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master LLC and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master LLC and the Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master LLC and the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master LLC’s/Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board reviewed the expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board further noted that the Master LLC has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master LLC increases above certain contractually specified levels. The Board additionally noted that, to enable the Master LLC/Fund to maintain minimum levels of daily net investment income, BlackRock, in its capacity as the Fund’s administrator, and the Fund’s distributor have voluntarily agreed to waive a portion of its fees and/or reimburse the Master LLC’s/Fund’s operating expenses as necessary. The waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master LLC and the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master LLC and the Fund benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master LLC and the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master LLC. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master LLC and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master LLC and the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

26	BIF MONEY FUND	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (concluded)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master LLC’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master LLC and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLC reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BIF MONEY FUND	SEPTEMBER 30, 2015	27

Officers and Directors

Rodney D. Johnson, Chair of the Board and Director

David O. Beim, Director

Collette Chilton, Director

Frank J. Fabozzi, Director

Dr. Matina S. Horner, Director

Herbert I. London, Director

Cynthia A. Montgomery, Director

Barbara G. Novick, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, Director, President and Chief Executive Officer

Richard Hoerner, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective September 25, 2015, John Perlowski was appointed to serve as a Director of the Fund/Master LLC.

Effective May 18, 2015, Ian Mckinnon resigned as a Director of the Fund/Master LLC.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

		Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

28	BIF MONEY FUND	SEPTEMBER 30, 2015

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BIF MONEY FUND	SEPTEMBER 30, 2015	29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BIF MONEY FUND	SEPTEMBER 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BIFM-9/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIF Money Fund and Master Money LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BIF Money Fund and Master Money LLC

Date: December 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BIF Money Fund and Master Money LLC

Date: December 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BIF Money Fund and Master Money LLC

Date: December 2, 2015

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